Exhibit 4(a)

NUMBER CS 111241 COMMON STOCK PAR VALUE $.05 CS. THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, IL COMMON STOCK PAR VALUE $.05 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 763165 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS Richardson Electronics, Ltd. THIS IS TO CERTIFY THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Richardson Electronics, Ltd., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and by-laws of the Corporation and all amendments thereto, copies of which are kept on file with the Transfer Agent, to all of which the holder hereof by accepting this certificate assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: COUNTERSIGNED AND REGISTERED: ILLINOIS STOCK TRANSFER COMPANY (CHICAGO) TRANSFER AGENT AND REGISTRAR SECRETARY [ILLEGIBLE] CHAIRMAN Edward J. Richardson OF THE BOARD BY: AUTHORIZED OFFICER [ILLEGIBLE]

Columbia printing Services, LLC 59-4 Central Ave., Farmingdale, NY 11735 (516) 931-3800 Fax: (516) 931-3871 COVERSHEET PAGES (Including this sheet): 3 Wednesday, September 02, 2015 8:54:40 AM Richardson Electronics, Ltd. Michelle Perricone Phone: (630) 208-2718 40W267 Keslinger Road LaFox, IL 60147 Fax:   (630) 208-2522 NONE Phone: Fax: Broadridge Corporate Issuer Solutions, lnc.-14 51 Mercedes Way Edgewood, NY 11717 Kevin Prince DESCRIPTION: Phone: (631) 274-2534 Fax: 25 Class B Common Stock Certificates Blue Borders - Numbered: R 00021 To R 00070 REMARKS: PLEASE PROOFREAD AND ADVISE US ACCORDINGLY. First Proof: To Omit Ghost - Red Eagle in background please check this box: (Does not show on proof) Flat Printed Please Proofread and advise us accordingly Transmittal sent by: Brian Thank You THIS MATERIAL HAS NOT BEEN PROOFREAD AUTHORIZATION TO PRINT- PROOFS ARE NOW APPROVED FOR PRINTING Printing will not proceed without signed authorization -please return via fax or mail. AUTHORIZED SIGNATURE: Michelle Perrical Please print name below line: Michelle Perrical DATE:9/7/15 In view of recent judicial decisions holding certain typesetting companies responsible for the accuracy of typeset material if even  a perfunctory proofreading service, paid or unpaid, has been provided by that typesetting company, Columbia Financial Printing Corp., PERFORMS NO PROOFREADING  SERVICE  ON ANY MATERIAL PASSING THROUGH ITS TYPESETTING FACILITY. THERE ARE POSITIVELY NO EXCEPTIONS TO THIS POLICY. Broadridge 21.ind-10 93802

NUMBER SHARES R RICHARDSON ELECTRONICS, LTD. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  SEE REVERSE FOR CERTAIN DEFINITIONS CLASS B COMMON STOCK  CUSIP 763165 20 6 This Certifies That: PROOF IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK $.05 PAR VALUE EACH OF RICHARDSON ELECTRONICS, LTD. transferable on the books of the  Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented  hereby are subject  to the  laws of  the  State  of  Delaware, and  to  the  Certificate  of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. DATED: COUNTERSIGNED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. 1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103 TRANSFER AGENT BY: AUTHORIZED SIGNATURE RICHARDSON ELECTRONICS, LTD. CORPORATE SEAL 1986 DELAWARE SECRETARY: Robert J. Ben  CHAIRMAN: Edward J. Richardshe following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT Custodian. (Cust) (Minor) under Uniform Gifts to Minors Act. (State) Additional abbreviations may also be used though not in the above list. For value Received, hereby sell, assign and transfer unto please insert social security or other identifying number of assignee (Please print or type name and address, including zip code, of assignee) Shares of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed By The signature(s) must be guaranteed by an eligible guarantor Institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE. COLUMBIA PRINTING SERVICES, LLC – www.stockinformation.com